As filed with the Securities and Exchange Commission on December 31, 1997


                Securities Act of 1933 Registration No. 33-10327
                Investment Company Act of 1940 File No. 811-4911
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------


                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                         Pre-Effective Amendment No. ____                   [ ]
                          Post-Effective Amendment No. 17                   [X]
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                 Amendment No. 18                           [X]
                              --------------------

                      STATE STREET RESEARCH FINANCIAL TRUST
               (Exact Name of Registrant as Specified in Charter)


                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
               Senior Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)


                           Copy of Communications To:
                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109


      It is proposed that this filing will become effective under Rule 485:


      [ ] Immediately upon filing pursuant to paragraph (b),
      [ ] On _____________ pursuant to paragraph (b),
      [ ] 60 days after filing pursuant to paragraph (a)(1),
      [X] On March 1, 1998 pursuant to paragraph (a)(1).
      [ ] 75 days after filing pursuant to paragraph (a)(2).
      [ ] On ___________ pursuant to paragraph (a)(2).

      If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


===============================================================================

     The Prospectus and Statement of Additional Information of State Street Research Government Income Fund are included herein.

     The Prospectus and Statement of Additional Information of State Street Research Strategic Portfolios: Moderate, State Street Research Strategic
Portfolios: Conservative and State Street Research Strategic Portfolios:
Aggressive are included in Post-Effective Amendment No. 16 to this Registration Statement.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)

                                     Part A


                                                               CAPTION OR LOCATION
                                                               IN PROSPECTUS FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                                                               STATE STREET RESEARCH
                             CAPTION OR LOCATION               STRATEGIC PORTFOLIOS:
                             IN PROSPECTUS FOR                 MODERATE AND STATE STREET
                             STATE STREET RESEARCH             RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS: AGGRESSIVE

 1. Cover Page............   Same                              Same

 2. Synopsis..............   Investor Expenses                 Table of Expenses

 3. Condensed Financial
    Information...........   Financial Highlights;             Financial Highlights; Calculation of
                             Performance and Volatility        Performance Data

 4. General Description
    of Registrant.........   Goal and Strategy; Other          The Funds' Investments and Asset
                             Securities and Risks;             Allocation; The Funds and Their
                             Your Account; Fund Details        Shares

 5. Management of the
    Fund..................   Fund Details                      Management of the Funds;
                                                               Purchase of Shares

5A. Management's Discussion
    of Fund Performance...   [To be included in                [To be included in
                             Financial Statements]             Financial Statements]

6.  Capital Stock and
    Other Securities......   Your Account; Fund Details        Shareholder Services; The
                                                               Funds and Their Shares;
                                                               Management of the
                                                               Funds; Dividends and
                                                               Distributions; Taxes

7.  Purchase of
    Securities Being
    Offered...............   Your Account                      Purchase of Shares;
                                                               Shareholder Services

8.  Redemption or
    Repurchase............   Your Account                      Redemption of Shares;
                                                               Shareholder Services

9.  Legal Proceedings.....   Not Applicable                    Not Applicable

                                              i

                                              Part B

                                                               CAPTION OR LOCATION
                                                               IN STATEMENT OF ADDITIONAL
                                                               INFORMATION FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                             CAPTION OR LOCATION               STATE STREET RESEARCH
                             IN STATEMENT OF ADDITIONAL        STRATEGIC PORTFOLIOS:
                             INFORMATION FOR STATE             MODERATE AND STATE
                             STREET RESEARCH                   STREET RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS:  AGGRESSIVE

10. Cover Page..........     Same                              Same

11. Table of Contents...     Same                              Same

12. General Information
    and History.........     Not Applicable                    Not Applicable

13. Investment
    Objectives
    and Policies........     Investment Objective;             Additional Investment
                             Additional Investment             Policies and Restrictions;
                             Policies and Restrictions;        Additional Information
                             Additional Information            Concerning Certain
                             Concerning Certain                Investment Techniques;
                             Investment Techniques;            Debt Instruments and
                             Debt Instruments and              Permitted Cash Investments;
                             and Permitted Cash Investments;   Portfolio Transactions
                             Portfolio Transactions

14. Management of the
    Registrant..........     Trustees and Officers             Trustees and Officers

15. Control Persons and
    Principal Holders of
    Securities..........     Trustees and Officers             Trustees and Officers;
                                                               Investment Advisory Services

16. Investment
    Advisory and
    Other Services......     Investment Advisory Services;     Investment Advisory
                             Custodian; Independent            Services; Custodian;
                             Accountants; Distribution of      Independent Accountants;
                             Shares of the Fund                Distribution of Shares of the
                                                               Funds

17. Brokerage
    Allocation..........     Portfolio Transactions            Portfolio Transactions

18. Capital Stock and
    Other Securities....     The Trust, the Fund and its       Not Applicable (Description
                             Shares                            in Prospectus)

                                              ii


                                                               CAPTION OR LOCATION
                                                               IN STATEMENT OF ADDITIONAL
                                                               INFORMATION FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                             CAPTION OR LOCATION               STATE STREET RESEARCH
                             IN STATEMENT OF ADDITIONAL        STRATEGIC PORTFOLIOS:
                             INFORMATION FOR STATE             MODERATE AND STATE
                             STREET RESEARCH                   STREET RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS:  AGGRESSIVE
19. Purchase, Redemption
    and Pricing of
    Securities Being
    Offered.............     Purchase and Redemption of        Purchase and Redemption
                             Shares; Shareholder               of Shares; Net Asset Value
                             Accounts; Net Asset Value

20. Tax Status..........     Certain Tax Matters               Certain Tax Matters

21. Underwriters........     Distribution of Shares of the     Distribution of Shares of the
                             Fund                              Funds

22. Calculation of
    Performance
      Data..............     Calculation of Performance Data   Calculation of Performance Data

23.   Financial
      Statements........     Financial Statements              Financial Statements


50847.c3
1/25/95

[front cover]


[logo] STATE STREET RESEARCH

Government Income Fund

[photo of partial clock face]
This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.



A bond fund focusing on
U.S. government securities.


Prospectus
March 1, 1998

Who May Want to Invest
-------------------------------------------------------------------------------

State Street Research Government Income Fund is designed for investors who seek one or more of the following:

[bullet] a relatively conservative investment for income

[bullet] a bond fund that emphasizes highly creditworthy U.S. government securities

[bullet] a fund to complement a portfolio of more aggressive investments

The fund is NOT appropriate for investors who:

[bullet] want to avoid even moderate volatility

[bullet] are seeking high growth or maximum income

[bullet] are investing emergency reserve money


The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Contents                                                                      1
-------------------------------------------------------------------------------

        2       Government Income Fund

                The fund's goal and strategy, main
                risks, expenses and performance,
                plus financial highlights

        12      Your Account

                Managing your State Street Research
                investments

        12      Opening an Account

        12      Choosing a Share Class

        14      Sales Charges

        16      Policies for Buying Shares

        18      Policies for Selling Shares

        20      Account Policies

        21      Distributions and Taxes

        23      Investor Services

        24      Fund Details

                The fund's business structure
                and dealer compensation, plus
                additional policies

        26      Other Securities and Risks

                Information on additional
                portfolio securities and
                practices, and the risks
                associated with them

Back Cover      For Additional Information

2                                                        Government Income Fund
-------------------------------------------------------------------------------

[graphic of chesspiece] Goal and Strategy

Fundamental Goal  The fund seeks high current income.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in U.S. government securities. These may include debt securities of such issuers as:

[bullet] the U.S. Treasury

[bullet] the Government National Mortgage Association (Ginnie Mae)

[bullet] the Federal National Mortgage Association (Fannie Mae)

[bullet] the Federal Home Loan Mortgage Association (Freddie Mac)

[bullet] the Resolution Funding Corporation

The fund may also invest in STRIPS, securities offered by the government in which the principal and interest components of U.S. Treasury bonds trade separately from each other.

The fund may invest up to 35% of total assets in other government and private securities. These may include mortgage-related securities (securities that represent interests in pools of mortgages) that are issued by investment banks and insurance companies. At the time of purchase these securities are in the highest rating category (Standard & Poor's AAA or Moody's Aaa) or if unrated are the equivalent. The fund may also invest in foreign securities, asset-backed securities and trust certificates (securities representing interest in pools of U.S. government loans), as well as custodial receipts, which are similar to STRIPS but are privately issued.

In managing its portfolio, the fund attempts to balance sensitivity to interest rate movements with the potential for yields. Although the fund may invest in securities of any maturity, it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Securities with longer maturities, however, tend to be more sensitive to interest rate changes. Thus at times the fund may invest in short-term and other types of securities. In addition, the fund may emphasize securities of different sectors -- for example, U.S. Treasuries or mortgage-related securities, both for reasons of yield and of interest rate sensitivity.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

                                                                               3
                                                                             ---
[graphic of traffic sign] Portfolio Risks

Because the fund invests primarily in bonds and other debt securities, its major risks are those of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the fund's share price and the value of your investment.

In general, the price of a bond will move in the opposite direction from interest rates, for the reason that new bonds issued after a rise in rates will offer higher yields to investors; the only way an existing bond with a lower yield can appear attractive to investors is by selling at a lower price. (This principle works in reverse as well: a fall in interest rates will tend to cause a bond's price to rise).

[graphic of magnifying glass and page]
U.S. Government
Securities and
Credit Quality

The term "U.S. government securities" covers securities from a range of issuers. These include the federal government itself, various agencies and certain organizations created through legislation. Some of these issuers are actually private (or partly so) but have a special relationship with the government.

Treasury securities are direct obligations of the U.S. Treasury, and are backed by the full faith and credit of the federal government. This is recognized as the strongest form of credit backing in the U.S.

Some securities that are not issued by the U.S. Treasury carry the government's full faith and credit backing as to principal or interest, although they are not actually direct obligations of the government. Other securities are backed by the issuer's right to borrow up to a certain amount from the U.S. Treasury, while some are backed only by the credit of the issuing organization itself or by a pledge that the government would intervene in the event of a default.

While there are different shades of credit quality to these securities, government securities as a group are considered highly creditworthy. Of course, credit quality only pertains to the risk of default; the market value of these securities will still change with movements in interest rates and other factors.

4                                              Government Income Fund continued
-------------------------------------------------------------------------------

Mortgage-related securities can offer attractive yields, but carry additional risks.The prices and yields of mortgage-related securities typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, these securities are usually redeemed early because the underlying mortgages are often prepaid. The fund would then have to reinvest the money at a lower rate. In addition, the price or yield of mortgage-related securities may fall if they are redeemed after that date.

The success of the investment strategy depends largely on the fund's skill in assessing the direction and impact of interest rate movements and the creditworthiness of the fund's non-U.S. government securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the funds investments may be found in the current annual or semiannual report (see back cover).

[graphic of "The Thinker"]
Investment
Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $__ billion in assets under management (as of [DATE]), including more than $___ billion in mutual funds.

John H. Kallis has been responsible for the fund's day-to-day portfolio management since its inception in March 1987. A senior vice president, he joined the firm in 1987 and has worked as an investment professional since 1963.

Investor Expenses                                                             5
-------------------------------------------------------------------------------
                                            Class descriptions begin on page 12
                                       ----------------------------------------

Shareholder fees are paid directly       Shareholder Fees (% of offering price)(1)       Class A  Class B     Class C(2) Class S(2)
by investors.                            ------------------------------------------------------------------------------------------
                                         Maximum front-end sales charge                  4.50     0.00        0.00       0.00
                                         Maximum deferred sales charge                   0.00(3)  5.00        1.00       0.00




Annual fund expenses are deducted        Annual Fund Expenses (% of average net assets)  Class A  Class B     Class C    Class S
from fund assets.                        ------------------------------------------------------------------------------------------
                                         Management fee                                  0.65     0.65        0.65       0.65
                                         Marketing (12b-1) fees(4)                       0.25     1.00        1.00       0.00
                                         Other expenses                                  0.18     0.18        0.18       0.18
                                                                                         ----     ----        ----       ----
                                         Total annual fund expenses                      1.08     1.83        1.83       0.83
                                                                                         ====     ====        ====       ====


Example  Here is what you would pay      Year                                            Class A  Class B(6)  Class C(6) Class S
if you invested $1,000 over the years    ------------------------------------------------------------------------------------------
indicated. The example is for compari-   1                                                $56      $69/$19     $29/$19     $8
son only and does not represent the      3                                                $78      $88/$58     $58/$58    $26
fund's actual expenses, either past or   5                                               $102     $119/$99     $99/$99    $46
future(5).                               10                                              $171     $195/$195   $215/$215  $103


(1)  Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were desig-nated Class C.

(3)  Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(6) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

6                                                          Financial Highlights
-------------------------------------------------------------------------------

The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.


                                                                               Years ended October 31
                                           -----------------------------------------------------------------------------------------
Class A                                      1988      1989     1990     1991     1992     1993     1994(2)  1995(2) 1996(2) 1997(2)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)      11.66     11.64    11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net investment income ($)                    1.12      1.05     0.96     0.93     0.90     0.84     0.81     0.83     0.81     0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                    (0.03)      --     (0.35)    0.84     0.26     0.56    (1.26)    0.88    (0.17)    0.22
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from investment operations ($)         1.09      1.05     0.61     1.77     1.16     1.40    (0.45)    1.71     0.64     1.02
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Dividends from net investment income ($)    (1.11)    (1.06)   (0.96)   (0.91)   (0.91)   (0.84)   (0.79)   (0.81)   (0.79)   (0.80)

Distributions from capital gains ($)          --        --       --       --     (0.01)   (0.02)     --       --       --       --
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions ($)                     (1.11)    (1.06)   (0.96)   (0.91)   (0.92)   (0.86)   (0.79)   (0.81)   (0.79)   (0.80)
                                            -----     -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year ($)            11.64     11.63    11.28    12.14    12.38    12.92    11.68    12.58    12.43    12.65
                                            =====     =====    =====    =====    =====    =====    =====    =====    =====    =====
Total return (3)(%)                          9.77      9.62     5.54    16.25     9.86    11.63    (3.58)   15.07     5.28     8.52

Ratios/Supplemental Data:

Net assets at end of year
($ thousands)                           1,529,640 1,134,786  894,074  762,517  798,705  868,556  638,418  655,045  584,313  524,565

Expense ratio (%)                            1.04      1.06     1.03     1.05     1.05     1.05     1.07     1.10     1.09     1.08

Ratio of net investment income to
average net assets (%)                       9.54      9.26     8.53     7.98     7.25     6.59     6.54     6.83     6.50     6.44

Portfolio turnover rate (%)                 59.63     65.48    63.30    29.20    97.33   103.49   134.41   105.57    88.79    124.95

                                                                               7
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class B                                            1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.55     12.40
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.73        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.60        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----

Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.55       12.40     12.61
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.15        4.51      7.66

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          26,578      52,319      87,908      95,218    97,253

Expense ratio (%)                                  1.81(5)     1.82        1.85        1.84      1.83

Ratio of net investment income to
average net assets (%)                             5.67(5)     5.86        6.01        5.75      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge.

(4) Not annualized.

(5) Annualized.


8                                                 Financial Highlights continued
--------------------------------------------------------------------------------

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class C (formerly Class D)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.91       11.66       12.56     12.41
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.30        0.72        0.74        0.71      0.70

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.24       (1.27)       0.87       (0.16)     0.22
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.54       (0.55)       1.61        0.55      0.92
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.30)      (0.70)      (0.71)      (0.70)    (0.71)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.91       11.66       12.56       12.41     12.62
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.32(4)    (4.38)      14.24        4.51      7.65

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)          12,101      13,425      13,033      14,473    16,301

Expense ratio (%)                                  1.88(5)     1.82        1.85        1.84      1.83

Ratio of net investment income
to average net assets (%)                          5.59(5)     5.84        6.08        5.76      5.68

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95

                                                                               9
                                                                             ---

                                                                 Years ended October 31
                                                  ------------------------------------------------------
Class S (formerly Class C)                         1993(1)     1994(2)     1995(2)     1996(2)   1997(2)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            12.67       12.92       11.67       12.57     12.42
                                                  -----       -----       -----       -----     -----
Net investment income ($)                          0.19        0.84        0.90        0.84      0.80

Net realized and unrealized gain (loss) on
investments, options, forward contracts
and foreign currency ($)                           0.42       (1.27)       0.84       (0.17)     0.25
                                                  -----       -----       -----       -----     -----
Total from investment operations ($)               0.61       (0.43)       1.74        0.67      1.05
                                                  -----       -----       -----       -----     -----
Dividends from net investment income ($)          (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Total distributions ($)                           (0.36)      (0.82)      (0.84)      (0.82)    (0.83)
                                                  -----       -----       -----       -----     -----
Net asset value, end of year ($)                  12.92       11.67       12.57       12.42     12.64
                                                  =====       =====       =====       =====     =====
Total return (3)(%)                                4.82(4)    (3.42)      15.37        5.55      8.80

Ratios/Supplemental Data:

Net assets at end of year ($ thousands)              36         203       5,036       7,767    32,115

Expense ratio (%)                                  0.80(5)     0.82        0.85        0.84      0.82

Ratio of net investment income to
average net assets (%)                             6.59(5)     8.01        6.79        6.78      6.66

Portfolio turnover rate (%)                      103.49      134.41      105.57       88.79    124.95


(1) June 1, 1993 (commencement of share class designations) to October 31, 1993.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent  deferred sales charge.

(4) Not annualized.

(5) Annualized.

10                                                   Performance and Volatility
-------------------------------------------------------------------------------

                                                                                        As of October 31, 1997
                                                                                     ----------------------------
Average Annual Total Return(1)                                                       1 Year    5 Years   10 Years
-----------------------------------------------------------------------------------------------------------------
                                   Class A (%)                                       3.64      6.21      8.16
                                   Class B (%)                                       2.66      6.12      8.28
                                   Class C (%)                                       6.65      6.45      8.29
                                   Class S (%)                                       8.80      7.41      8.77
                                   Merrill Lynch Government Master Index (%)         8.67      7.33      8.90
                                   Lipper General U.S. Government Funds Index (%)    8.04      6.07      7.82

[bar chart]

                                                               Years ended October 31
                                        ----------------------------------------------------------------------------
Class A Year-by-Year Total Return(1)    1988    1989    1990    1991    1992    1993    1994    1995     1996   1997
                                        9.77    9.62    5.54    16.25   9.86    11.63   (3.58)  15.07    5.28   8.52


(1) Fund returns include performance from before the creation of share classes in 1993. Because Classes B and C involve higher marketing fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                              11
                                                                             ---
[graphic of magnifying glass and page]
Understanding
Performance
and Volatility

The information on the opposite page is designed to show two aspects of the fund's track record:

[bullet] Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

[bullet] The graph of year-by-year returns shows how volatile the fund has been:
         how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Merrill Lynch Government Master Index is an unmanaged index of fixed-rate U.S. Treasury and agency securities. The Lipper General U.S. Govern-ment Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or the volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your bond portfolio were identical to the Merrill Lynch Government Master Index, your returns would always be lower, because this index does not include brokerage and administrative expenses.

12                                                                 Your Account
-------------------------------------------------------------------------------

[graphic of a key]
Opening an Account

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[graphic of pencil and paper]
Choosing a Share Class

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you






Class A -- Front Load

[bullet] Initial sales charge of 4.5% or less; schedule on page 14

[bullet] Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

[bullet] Lower annual expenses than Class B or C shares due to lower marketing
         (12b-1) fee of 0.25%


Class B -- Back Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

[bullet] Annual marketing (12b-1) fee

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses


Class C(1) -- Level Load

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual marketing (12b-1) fee

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


(1) Before November 1, 1997, these were designated Class D may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.





Class S(2) -- No Load

[bullet] No sales charges of any kind

[bullet] No marketing (12b-1) fees; annual expenses are lower than other share classes

[bullet] Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees. (contact your financial professional for information)


(2) Before November 1, 1997, these were designated Class C



[graphic of magnifying glass and page]
Class A Sales
Charge Reductions
and Waivers

[bullet] Substantial investments receive lower sales charge rates; see information on the following page.

[bullet] The "right of accumulation" allows you to include your existing State
         Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

[bullet] A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

14                                                       Your Account continued
-------------------------------------------------------------------------------

Sales Charges

Class A -- Front Load

when you invest          this % is       which equals
this amount              deducted        this % of
                         for sales       your net
                         charges         investment
------------------------------------------------------
Up to $99,999            4.50            4.71
$100,000 - $249,999      3.50            3.63
$250,000 - $499,999      2.50            2.56
$500,000 - $999,999      2.00            2.04
$1 million or more       see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load
                                   this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you             of sale, if lower) is deduct-
bought them                        ed from your proceeds
----------------------------------------------------------------
First year                         5.00
Second year                        4.00
Third year                         3.00
Fourth year                        3.00
Fifth year                         2.00
Sixth year or later                None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

                                                                              15
                                                                             ---

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.


Class C (Formerly Class D) -- Level Load

                         this % of net asset value
when you sell shares     at the time of purchase (or
in this year after you   of sale, if lower) is deduct-
bought them              ed from your proceeds
-------------------------------------------------------
First year               1.00
Second year or later     None


With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).


Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

16                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Buying Shares

Once you have chosen a share class, the next step is to determine the amount you want to invest.


Minimum Initial Investments:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account


Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

Buying Shares                                                                17
-------------------------------------------------------------------------------


                                   To Open an Account                      To Add to an Account

[graphic of     Through a          Contact your financial professional.    Contact your financial professional.
briefcase]      Financial
                Professional


By Mail         [graphic of        Make your check payable to "State       Fill out the investment stub from an account
                mailbox]           Street Research Funds." Forward the     statement, or indicate the fund name and account
                                   check and your application to State     number on your check. Make your check payable to
                                   Street Research.                        "State Street Research Funds." Forward the check
                                                                           and stub to State Street Research.


[graphic of     By Federal         Forward your application to State       Call State Street Research to obtain a control
building]       Funds Wire         Street Research, then call to           number. Instruct your bank to wire funds to:
                                   obtain an account number. Wire          [bullet] State Street Bank and Trust Company, Boston, MA
                                   funds using the instructions at         [bullet] ABA: 011000028
                                   right.                                  [bullet] BNF: fund name and share class you want to buy
                                                                           [bullet] AC: 99029761
                                                                           [bullet] OBI: your name and your account number
                                                                           [bullet] Control: the number given to you by State Street
                                                                                    Research


By Electronic   [graphic           Verify that your bank is a member       Call State Street Research to verify that the
Funds Transfer  of electrical      of the ACH (Automated Clearing          necessary bank information is on file for your
(ACH)           plug]              House) system. Forward your             account. If it is, you may request a transfer with
                                   application to State Street             the same phone call. If not, please ask State
                                   Research. Please be sure to include     Street Research to provide you with an EZ Trader
                                   the appropriate bank information.       application.
                                   Call State Street Research to
                                   request a purchase.


[graphic of     By Investamatic    Forward your application, with all      Call State Street Research to verify that
calendar]                          appropriate sections completed, to      Investamatic is in place on your account, or to
                                   State Street Research, along with a     request a form to add it. Investments are
                                   check for your initial investment       automatic once Investamatic is in place.
                                   payable to "State Street Research
                                   Funds."


By Exchange     [graphic of        Call State Street Research or visit     Call State Street Research or visit our website.
                arrows]            our website.


                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of adding machine]
Policies for
Selling Shares

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $50,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

Selling Shares                                                               19
-------------------------------------------------------------------------------

                                   To Sell Some or All of Your Shares

[graphic of     Through a          Contact your financial professional.
briefcase]      Financial
                Professional

By Mail         [graphic of        Send a letter of instruction, an endorsed stock power or share certificates (if you hold
                mailbox]           certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[graphic of     By Federal         Check with State Street Research to make sure that wire redemption privileges are in place
building]       Funds Wire         on your account. Once these privileges are established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire Transactions" on facing page.)


By Electronic   [graphic           Check with State Street Research to make sure that the EZ Trader feature and a bank
Funds Transfer  of electrical      designation is in place on your account. Once one of these is established, you may place
(ACH)           plug]              your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.


[graphic of     By Telephone       As long as your request does not require a written request (see facing page), you can sell
telephone]                         shares by calling State Street Research. A check will be mailed to you on the following business day.


By Exchange     [graphic of        Read the prospectus for the fund into which you are exchanging. Call State Street Research
                arrows]            or visit our website.


[graphic of     By Systematic      See plan information on page 23.
calendar]       Withdrawal Plan

                                   State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                                   Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

20                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of papers]
Account Policies

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to

                                                                              21
                                                                             ---

accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

[graphic of Uncle Sam]
Distributions and Taxes

Income and Capital Gains Distributions The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed in December, after the end of the fund's fiscal year, which is October 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

22                                                       Your Account continued
-------------------------------------------------------------------------------

[graphic of magnifying glass and page]
Tax Considerations

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                              23
                                                                             ---
[graphic of handshake]
Investor Services

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Program This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

24                                                                  Fund Details
--------------------------------------------------------------------------------

[graphic of column]
Business Structure

Formed in 1987, the fund is a diversified series of State Street Research Financial Trust, an open-end management investment company that is organized as a Massachusetts business trust. A board of trustees representing shareholder interests oversees the fund's operations, including the hiring of the investment manager and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management agreement, the election of trustees or proposed changes in the fund's fundamental goal, which cannot be changed without shareholder approval.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation (0.65% of fund assets, annually). The investment manager and the distributor are subsidiaries of Metropolitan Life Insurance Company.

Brokers for Portfolio Trades
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center, Boston, MA 02111

Shareholder Services
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

                                                                              25
                                                                             ---

[graphic of check]
Dealer Compensation

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing (12b-1) fees and its other resources.

Maximum Dealer Compensation                  Class A             Class B        Class C        Class S
-------------------------------------------------------------------------------------------------------
Initial commission (%)                       --                  4.00           1.00           0.00
Investments up to $100,000 (%)               4.00                --             --             --
$100,000 - $249,999 (%)                      3.00                --             --             --
$250,000 - $499,999 (%)                      2.00                --             --             --
$500,000 - $999,999 (%)                      1.75                --             --             --
First $1-3 million (%)                       1.00(1)             --             --             --
Next $2 million (%)                          0.50(1)             --             --             --
Next $1 and above (%)                        0.25(1)             --             --             --
Annual fee (%)                               0.25                0.25           0.90           0.00


Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

[bullet] All orders to purchase shares are subject to acceptance by the fund.

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

[bullet] Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

[bullet] The distributor may pay its affiliate MetLife Securities, Inc.
         additional compensation of up to 0.25% of certain sales or assets.



(1) If your broker declines this commission, the one-year CDSC on your investment is waived.

26                                                   Other Securities and Risks
-------------------------------------------------------------------------------

[graphic of certificates]
Other Securities
and Risks

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks. A table of limitations follows.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Foreign Investments Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than

                                                                              27
                                                                             ---

for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security or an index. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be anytime from a few days to over a year.

Short-term Trading While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's brokerage costs and its shareholders' tax liabilities.

Repurchase Agreements  The fund may buy securities with the understanding

28                                          Other Securities and Risks continued
-------------------------------------------------------------------------------

that
the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

Zero (or Step) Coupons A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

Defensive Investing During
unusual market conditions, the fund may place up to 100% of total assets in cash or quality short-term debt securities.


Investment Limitations

                                                       Limitation at the time of investment
                                                       ------------------------------------
Practice                                               % of total assets    % of net assets
-------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other
than the U.S. government and its agencies)(1)             5(2)                  --

Investing in any given industry(1)                       25                     --

Lending securities                                       33-1/3                 --

Lending money(1)                                       Prohibited               --

Repurchase agreements                                    30                     --


Security
-------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                               --                      5(3)

Other options contracts (for non-hedging purposes)       --                      5(3)

Swap arrangements                                         5                     --

Illiquid securities                                      --                     15(4)

Restricted securities                                    10(5)                  --

Foreign securities                                       20(6)                  --


(1)  Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4)  Includes repurchase agreements extending over more than seven days.

(5)  Does not include Rule 144A securities.

(6) Applies to all direct and indirect interests in securities of non-U.S. issuers; includes a 5% total asset limitation on investments in developing countries.

Notes                                                                        29
-------------------------------------------------------------------------------

[back cover]

For Additional Information
-------------------------------------------------------------------------------

You can obtain a free copy of the
current annual/semiannual report
or SAI by contacting:

[logo] STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov


Control Number: xxxx-xxxxxx(xxxx)SSR-LD



You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).


prospectus
-------------------------------------------
EIN-xxxx-xxxxx

                  STATE STREET RESEARCH GOVERNMENT INCOME FUND

                                   a Series of

                      STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1998


                                TABLE OF CONTENTS
                                                                      Page

INVESTMENT OBJECTIVE.....................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..........................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES..........5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS.........................16

THE TRUST, THE FUND AND ITS SHARES......................................20

TRUSTEES AND OFFICERS...................................................21

INVESTMENT ADVISORY SERVICES............................................27

PURCHASE AND REDEMPTION OF SHARES.......................................28

SHAREHOLDER ACCOUNTS....................................................34

NET ASSET VALUE.........................................................38

PORTFOLIO TRANSACTIONS..................................................39

CERTAIN TAX MATTERS.....................................................42

DISTRIBUTION OF SHARES OF THE FUND......................................44

CALCULATION OF PERFORMANCE DATA.........................................49

CUSTODIAN...............................................................55

INDEPENDENT ACCOUNTANTS.................................................55

FINANCIAL STATEMENTS....................................................55

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Government Income Fund (the "Fund") dated March 1, 1998 which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111- 2690.


CONTROL NUMBER:  1285F-960301(398)SSR-LD                            GI-879D-397

                              INVESTMENT OBJECTIVE

         As set forth under "Government Income Fund--Goal and Strategy-- Fundamental Goal" in the Prospectus of State Street Research Government Income Fund (the "Fund"), the Fund's investment goal, which is to seek high current income, is fundamental and may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "Government Income Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

         (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

         (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7)      not to sell securities short;

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded);

         (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);

         (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the Fund may obtain such short-term credits as are necessary for clearance of transactions; and

         (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing [as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets].

         The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and


         (2) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange.

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the State Street Research & Management Company (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including the purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The

Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's total assets.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded at a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.


Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Mortgage-Related Securities

         The Fund may also invest in mortgage-related securities which represent interests in pools of mortgage loans and provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms and insurance companies. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments on the mortgages in the pool. The mortgage-related securities in which the Fund invests will be rated in the AAA major rating category by S&P or Aaa major rating category by Moody's or not rated but considered by the Investment Manager to be of equivalent investment quality to comparably rated securities.

         Mortgage-related securities and certain U.S. Government securities which are based on mortgages currently offer yields higher than those available from other kinds of government securities, but because of the possibility of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled payments resulting from a decline in mortgage rates. As a result, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities with comparable maturities, while having a comparable risk of decline during periods of rising interest rates.

Zero Coupon Securities

         Fixed income securities in which the Fund may invest include zero or step coupon securities. Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all or such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 20% of its total assets.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         It is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund presently does not expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3 % of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                  Electric                  Oil Refining & Marketing
Airline                    Electric Equipment        Oil Service
Asset-backed--Mortgages    Electronic Components     Paper Products
Asset-backed--Credit Card  Electronic Equipment      Personal Care
 Receivables               Entertainment             Photography
Automotive                 Financial Service         Plastics
Automotive Parts           Food & Beverage           Printing & Publishing
Bank                       Forest Products           Railroad
Building                   Gaming & Lodging          Real Estate & Building
Business Services          Gas                       Recreation
Cable                      Gas Transmission          Retail Trade
Capital Goods & Equipment  Grocery                   Savings & Loan
Chemical                   Healthcare & Hospital     Shipping & Transportation
Computer Software &         Management               Technology &
 Service                   Hospital Supply            Communications
Conglomerate               Hotel & Restaurant        Telephone
Consumer Goods &           Insurance                 Textile & Apparel
 Services                  Machinery                 Tobacco
Container                  Media                     Truckers
Cosmetics                  Metal & Mining            Trust Certificates--
Diversified                Office Equipment           Government Related
Drug                       Oil Production             Lending

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         Treasury STRIPS and Custodial Receipts. U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         State Street Research Financial Trust currently is comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series.

         The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

------------------------

         * or +, see footnotes on page 24.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

------------------------

         * or +, see footnotes on page 24.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation currently, and during the past five years, is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

------------------------

         * or +, see footnotes on page 24.

-------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates:
         State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Record ownership of shares of the Fund as of November 30, 1997 was as follows:

         Class                   Holder                    % of Class

         A                   Merrill Lynch                     38.51
         B                   Merrill Lynch                     17.10
         C(a)                Merrill Lynch                     60.05
         S(a)                Chase Manhattan Bank               6.93
                             State Street Bank                  6.52
                             Amalgamated Bank                  12.87
                             Metropolitan                      69.40

         The full name and address of the above persons or institutions are:

                  Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
                  One Liberty Plaza, 165 Broadway, New York, NY 10080

                  State Street Bank and Trust Company (b)(c)
                  225 Franklin Street, Boston, MA 02111

                  Amalgamated Bank of New York (b)(d)
                  P.O. Box 370, Cooper Station, New York, NY 10003

                  Chase Manhattan Bank, N.A. (b)(e)
                  770 Broadway, New York, NY 10003

                  Metropolitan Life Insurance Company
                  303 Perimeter Center N. Suite 500, Atlanta, GA 30346

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(c) State Street Bank and Trust Company holds such shares as custodian for individual retirement accounts.

(d) Amalgamated Bank holds such shares as custodian for various retirement accounts.

(e) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").


         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of November 30, 1997, the Trustees and principal officers of the Trust as a group owned less than 1% of the outstanding Class A shares of the Fund, and owned none of the outstanding Class B, Class C or Class S shares.*

______________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         The Trustees were compensated as follows:


                                                            Total
                                                         Compensation
                                     Aggregate          From Trust and
                                   Compensation          Complex Paid
       Name of Trustee             From Trust(a)         to Trustees(b)

Steve A. Garban                       $ 5,459                $______
Malcolm T. Hopkins                    $ 6,059                $______
Edward M. Lamont                      $ 9,700                $______
Robert A. Lawrence                    $10,100                $______
Dean O. Morton                        $10,900                $______
Thomas L. Phillips                    $10,100                $______
Toby Rosenblatt                       $ 9,700                $______
Michael S. Scott Morton               $12,100                $______
Ralph F. Verni                        $     0                $     0
Jeptha H. Wade                        $11,300                $______

(a) For the Fund's fiscal year ended October 31, 1997. Includes compensation received from multiple series of the Trust. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924.

         Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.




         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $4,364,193; 1996, $4,723,842; and 1995, $4,651,813

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of each series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age
70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

          1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

          2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

               (a) All income dividends and capital gains distributions
                   reinvested in additional shares of the Fund.

               (b) All income dividends and capital gains distributions in cash.

               (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, except during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800- 562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of

60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover



         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended October 31, 1996 and 1997, respectively, were as follows: 88.79% and 124.95%. The Fund's portfolio turnover rate for the most recent fiscal year was significantly higher than the portfolio turnover rate for the previous fiscal year because of measures taken in light of interest rate movements and expectations. The Fund reduced its exposure to mortgage-backed and mortgage-related securities as interest rate spreads tightened and mortgage re-financings became more likely. In that context, the Fund also took steps to move to a slightly longer duration based on the weakness of the bond market.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which the transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling, and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.

         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. The Fund did not pay any brokerage commission in secondary trading during the fiscal years ended October 31, 1995, 1996, and 1997.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $403,481; 1996, $724,878; and 1995, $572,439.

         For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $50,558; 1996, $89,615; and 1995, $70,689.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                 Fiscal Year               Fiscal Year                      Fiscal Year
           Ended October 31, 1997    Ended October 31, 1996           Ended October 31, 1995
           ----------------------    ----------------------           ----------------------
        Contingent    Commissions   Contingent     Commissions      Contingent       Commissions
         Deferred       Paid to      Deferred        Paid to         Deferred          Paid to
       Sales Charges    Dealers    Sales Charges     Dealers       Sales Charges       Dealers
       -------------  -----------  -------------   -----------     -------------     -----------
Class A   $      0     $352,923       $      0       $635,263         $    180         $501,750
Class B   $287,730     $506,486       $372,729       $973,303         $262,267         $423,866
Class C   $  3,988     $ 46,920       $  1,828       $ 55,368         $  1,189         $      0

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended October 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                Class A      Class B     Class C
                                             ----------     --------    --------
Advertising                                  $              $            $3,873

Printing and mailing of prospectuses to
 other than current shareholders                                          1,445

Compensation to dealers                       1,362,695     947,297     131,656

Compensation to sales personnel                                          11,724

Interest

Carrying or other financing charges

Other expenses:  marketing; general                                       5,619
                                                  _____       _____       _____
Total fees                                   $1,362,695     $947,297   $154,317
                                             ==========     ========   ========

         The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper General U.S.
Government Funds Average.

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                   Rule 12b-1 Fees                           Sales Charges
        --------------------------------------     -----------------------------
Class   Amount           Period
-----   ------           ------
   A    0.25%   Since commencement of              Maximum 4.5% sales charge
                operations to present              reflected

   B    1.00%   0.25% until June 1, 1993;          1- and 5-year periods reflect
                1.00% June 1, 1993 to present;     a 5% and a 2% contingent
                fee will reduce performance        deferred sales charge,
                for periods after June 1, 1993     respectively

   C*   1.00%   0.25% until June 1, 1993;          1-year period reflects a 1%
                1.00% June 1, 1993 to present;     contingent deferred sales
                fee will reduce performance        charge
                for periods after June 1, 1993

   S*    None   0.25% until June 1, 1993;          None
                0% thereafter

___________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                   Ten Years            Five Years              One Year
                     Ended                 Ended                  Ended
Fund           October 31, 1997      October 31, 1997       October 31, 1997
----           ----------------      ----------------       ----------------

Class A                 8.16%              6.21%                 3.64%
Class B                 8.28%              6.12%                 2.66%
Class C*                8.29%              6.45%                 6.65%
Class S*                8.77%              7.41%                 8.80%

______________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                        n
                                  P(1+T)  = ERV

Where:     P   = a hypothetical initial payment of $1,000

           T   = average annual total return

           n   = number of years

           ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of October 1997 was as follows:

         Class A                  5.76%
         Class B                  5.30%
         Class C*                 5.31%
         Class S*                 6.30%

------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Yield for the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                       6
                   YIELD = 2[( a-b + 1)  -1]
                              ----
                               cd

Where:   a  =  dividends and interest earned during the period

         b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses and recurring charges are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1997, without taking sales charges into account, were as follows:

         Class A        7.00%
         Class B        6.62%
         Class C*       7.14%
         Class S*       6.62%

__________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of the Fund, based on the quarter ended October 31, 1997, was as follows:

         Class A        5.89%
         Class B        5.42%
         Class C*       6.43%
         Class S*       5.42%

__________________

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended October 31, 1997:

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997


                                     Principal     Maturity         Value
                                      Amount         Date         (Note 1)
                                    ------------- ------------   --------------
U.S. GOVERNMENT SECURITIES 71.2%
U.S. Treasury 41.5%
U.S. Treasury Bond, 13.75%   ......  $ 7,725,000    8/15/2004     $ 11,092,637
U.S. Treasury Bond, 11.625%  ......   24,900,000   11/15/2004       33,031,344
U.S. Treasury Bond, 10.75%   ......   21,500,000    8/15/2005       27,916,460
U.S. Treasury Bond, 12.00%   ......   12,000,000    8/15/2013       17,583,720
U.S. Treasury Bond, 9.875%   ......    8,500,000   11/15/2015       11,893,370
U.S. Treasury Bond, 9.25% .........   17,000,000    2/15/2016       22,668,480
U.S. Treasury Bond, 8.75% .........   11,225,000    5/15/2017       14,438,156
U.S. Treasury Bond, 8.125%   ......   43,400,000    8/15/2021       53,510,895
U.S. Treasury Bond, 6.25% .........   14,050,000    8/15/2023       14,100,440
U.S. Treasury Bond, 7.50% .........   20,000,000   11/15/2024       23,334,400
U.S. Treasury Note Inflation
  Indexed, 3.375%   ...............    3,399,580    1/15/2007        3,353,890
U.S. Treasury Note, 6.625%   ......    3,900,000    7/31/2001        4,013,334
U.S. Treasury Note, 6.25% .........    3,450,000    2/28/2002        3,511,445
U.S. Treasury Note, 7.875%   ......   13,825,000   11/15/2004       15,412,663
U.S. Treasury Note, 6.50% .........    4,575,000    8/15/2005        4,746,563
U.S. Treasury Note, 6.875%   ......    7,150,000    5/15/2006        7,606,957
U.S. Treasury STRIPS, 0.00%  ......   13,000,000   11/15/2001       10,333,180
                                                                  ------------
                                                                   278,547,934
                                                                  ------------
U.S. Agency Mortgage 26.5%
Federal Home Loan Mortgage
  Corp. FHA-VA, 9.00%  ............    5,325,142   12/01/2009        5,664,354
Federal Home Loan Mortgage
  Corp. Series 29-H PAC,
  6.50% ...........................    5,525,000    3/25/2023        5,537,045
Federal Housing Administration
  Court Yard Project, 10.75% ......    6,477,776    8/01/2032        7,174,137
Federal Housing Administration
  East Bay Manor Project,
  10.00%   ........................    6,748,516    3/01/2033        7,414,932
Federal Housing Administration
  Charles River Project,
  9.625%   ........................    9,453,561   12/01/2033       10,398,917
Federal National Mortgage
  Association, 8.50%   ............   10,000,000    2/01/2005       10,459,300
Federal National Mortgage
  Association, 7.50%   ............   10,880,196    6/01/2010       11,206,602
Federal National Mortgage
  Association, 7.00%   ............       40,118    2/01/2024           40,431
Federal National Mortgage
  Association FHA-VA, 8.00% .......    4,141,193    4/01/2008        4,328,872
Federal National Mortgage
  Association FHA-VA, 8.00% .......    5,865,417    6/01/2008        6,131,237


                                     Principal     Maturity          Value
                                       Amount        Date          (Note 1)
                                    ------------- ------------   --------------
Federal National Mortgage
  Association FHA-VA, 8.50% .......  $ 7,665,481    2/01/2009     $  8,053,508
Federal National Mortgage
  Association FHA-VA, 9.00% .......    7,138,894    5/01/2009        7,582,862
Federal National Mortgage
  Association FHA-VA, 9.00% .......    1,660,462    4/01/2016        1,763,726
Federal National Mortgage
  Association TBA, 7.50%  .........    6,250,000   12/15/2012        6,402,344
Government National Mortgage
  Association, 7.50%   ............   10,456,865    6/15/2009       10,793,367
Government National Mortgage
  Association, 9.50%   ............    2,770,840    9/15/2009        3,006,139
Government National Mortgage
  Association, 9.50%   ............    4,958,526   10/15/2009        5,378,432
Government National Mortgage
  Association, 9.50%   ............    2,254,638   11/15/2009        2,446,102
Government National Mortgage
  Association, 9.00%   ............    1,783,238    4/15/2017        1,934,046
Government National Mortgage
  Association, 8.00%   ............    1,735,198   10/15/2017        1,826,834
Government National Mortgage
  Association, 9.50%   ............   12,231,956   11/15/2017       13,224,871
Government National Mortgage
  Association, 9.50%   ............      248,451    9/15/2019          269,768
Government National Mortgage
  Association, 7.50%   ............    2,655,950    9/15/2021        2,729,626
Government National Mortgage
  Association, 7.50%   ............    1,310,682    1/15/2023        1,344,261
Government National Mortgage
  Association, 10.00%  ............   28,545,686    6/15/2023       30,094,763
Government National Mortgage
  Association, 7.50%   ............      736,003    8/15/2023          754,859
Government National Mortgage
  Association, 7.50%   ............      780,210   10/15/2023          800,199
Government National Mortgage
  Association, 7.50%   ............      534,501   12/15/2023          548,195
Government National Mortgage
  Association, 7.50%   ............      715,792    1/15/2024          733,679
Government National Mortgage
  Association, 7.50%   ............    9,085,943    4/15/2024        9,313,001
                                                                  ------------
                                                                   177,356,409
                                                                  ------------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                       Principal        Maturity         Value
                                        Amount            Date          (Note 1)
                                   ------------------- ------------   ----------------
U.S. Agency 3.2%
Federal Home Loan Mortgage
  Corp. Deb., 7.24%   ............ $10,020,000           5/15/2002     $ 10,074,809
Guaranteed Export Trust Notes
  Series 95-A, 6.28%  ............   7,411,765           6/15/2004        7,488,402
Guaranteed Export Trust Notes
  Series 96-A, 6.55%  ............   3,747,055           6/15/2004        3,817,462
                                                                       ------------
                                                                         21,380,673
                                                                       ------------
Total U.S. Government Securities (Cost $457,523,646)   ............     477,285,016
                                                                       ------------
OTHER INVESTMENTS 26.4%
Trust Certificates 12.9%
Cooperative Utility Trust
  Certificates, 9.50% ............  25,499,000           2/15/2017       26,969,272
Cooperative Utility Trust
  Certificates, 10.11%   .........   1,500,000          12/15/2017        1,582,005
Cooperative Utility Trust
  Certificates, 9.52% ............  24,525,000           3/15/2019       25,986,690
Government Backed Trust Class
  T-3, 9.625%   ..................   8,420,577           5/15/2002        8,925,054
Government Trust Certificates
  Class 2-E, 9.40% ...............  21,939,540           5/15/2002       23,275,658
                                                                       ------------
                                                                         86,738,679
                                                                       ------------
Foreign Government 7.9%
                                   Australian Dollar
Commonwealth of Australia,
  9.00%   ........................  19,950,000           9/15/2004       16,560,825
                                     Canadian Dollar
Government of Canada, 0.00%          5,875,000           2/05/1998        4,128,153
                                  New Zealand Dollar
Government of New Zealand,
  10.00%  ........................   9,625,000           3/15/2002        6,715,102
Government of New Zealand,
  8.00%   ........................   9,500,000          11/15/2006        6,484,273
                                      Pound Sterling
United Kingdom Treasury,
  8.50%   ........................  10,000,000          12/07/2005       18,733,130
                                                                       ------------
                                                                         52,621,483
                                                                       ============


                                       Principal        Maturity          Value
                                        Amount            Date          (Note 1)
                                   ------------------- ------------   ----------------
Finance/Mortgage 5.6%
Chase Mortgage Finance Corp.
  Series 93L-5, 6.25% ............ $ 5,000,000          10/25/2024     $  4,951,562
CWMBS Inc. Series 1994-9 A-2
  PAC, 6.50% .....................   6,844,898           5/25/2024        6,857,732
GE Capital Mortgage Services
  Inc., 5.85%   ..................   3,647,520           9/25/2023        3,633,842
Prudential Home Mortgage
  Securities Co. Series 93-29
  A-6 PAC, 6.75%   ...............   8,089,032           8/25/2008        8,139,589
Residential Funding Corp.
  Series 93-S25 A-1, 6.50%  ......   7,323,294           7/25/2008        7,336,989
Structured Asset Securities
  Corp. Series 97-LL1-A1,
  Certificates Series 97-LLI,
  6.79%   ........................   6,625,000          10/15/2034        6,717,412
                                                                       ------------
                                                                         37,637,126
                                                                       ------------
Total Other Investments (Cost $177,693,180)   ........................   176,997,288
                                                                       ------------
SHORT-TERM OBLIGATIONS 1.9%
Federal Home Loan Bank, 5.50%        4,253,000          11/04/1997        4,251,051
Federal Home Loan Bank, 5.47%        8,100,000          11/05/1997        8,095,077
                                                                       ------------
Total Short-Term Obligations (Cost $12,346,128)  ....................    12,346,128
                                                                       ------------
Total Investments (Cost $647,562,954)--99.5%  .......................   666,628,432
Cash and Other Assets, Less Liabilities--0.5% .......................     3,604,290
                                                                       ------------
Net Assets--100.0% ..................................................  $670,232,722
                                                                       ============
Federal Income Tax Information:
At October 31, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $647,562,954 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost ....................................................   $ 22,467,765
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax
  cost over value   ..............................                     (3,402,287)
                                                                     ------------
                                                                       $ 19,065,478
                                                                       ============


--------------------------------------------------------------------------------
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1997 are as follows:


                                                                                          Unrealized
                                                                                         Appreciation
                                                   Total Value        Contract Price  (Depreciation)     Delivery Date
                                               --------------------   --------------- ----------------   --------------
Sell Australian dollars, Buy U.S. dollars        1,272,000    AUD       .73565  AUD       $  40,960         11/14/97
Sell Australian dollars, Buy U.S. dollars       11,783,000    AUD       .70850  AUD          44,357          1/23/98
Sell Australian dollars, Buy U.S. dollars        4,000,000    AUD       .73289  AUD         116,058         12/10/97
Sell Australian dollars, Buy U.S. dollars        4,910,000    AUD       .73480  AUD         151,835         12/10/97
Sell British pounds, Buy U.S. dollars           10,687,000    GBP      1.62700  GBP        (479,216)         1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,700,000    NZD       .62300  NZD          37,918          1/23/98
Sell New Zealand dollars, Buy U.S. dollars      10,310,000    NZD       .62414  NZD          48,290          1/23/98
                                                                                          ---------
                                                                                          $ (39,798)
                                                                                          =========


Written put option transactions during the year ended October 31, 1997 were as follows:

                                    Principal
                                      Amount           Premiums
                                   ----------------   -------------
Outstanding, beginning of year                 --              --
Options written                     $  16,500,000      $  101,876
Options expired                                --              --
Options closed                        (16,500,000)       (101,876)
                                    -------------      ----------
Outstanding, end of year            $          --      $       --
                                    =============      ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
October 31, 1997 For the year ended October 31, 1997


Assets
Investments, at value (Cost $647,562,954) (Note 1)   .........    $ 666,628,432
Cash .........................................................          150,428
Receivable for securities sold  ..............................       29,114,789
Interest receivable ..........................................       11,517,167
Receivable for open forward contracts ........................          439,418
Receivable for fund shares sold ..............................          179,448
Other assets  ................................................            5,396
                                                                  -------------
                                                                    708,035,078
Liabilities
Payable for securities purchased   ...........................       33,634,280
Dividends payable   ..........................................        2,040,973
Payable for fund shares redeemed   ...........................          552,035
Payable for open forward contracts ...........................          479,216
Accrued management fee (Note 2) ..............................          368,054
Accrued transfer agent and shareholder services
  (Note 2) ...................................................          264,200
Accrued distribution and service fees (Note 3) ...............          206,647
Accrued trustees' fees (Note 2) ..............................            8,516
Other accrued expenses .......................................          248,435
                                                                  -------------
                                                                     37,802,356
                                                                  -------------
Net Assets                                                        $ 670,232,722
                                                                  =============
Net Assets consist of:
 Undistributed net investment income  ........................    $   2,339,029
 Unrealized appreciation of investments  .....................       19,065,478
 Unrealized depreciation of forward contracts and
   foreign currency ..........................................          (34,015)
 Accumulated net realized loss  ..............................      (39,689,487)
 Shares of beneficial interest  ..............................      688,551,717
                                                                  -------------
                                                                  $ 670,232,722
                                                                  =============
Net Asset Value and redemption price per share of
  Class A shares ($524,564,649 [divided by] 41,460,715 shares
  of beneficial interest) ....................................    $       12.65
                                                                  =============
Maximum Offering Price per share of Class A shares
  ($12.65 [divided by] .955) .................................    $       13.25
                                                                  =============
Net Asset Value and offering price per share of Class
  B shares ($97,252,569 [divided by] 7,709,687 shares of
  beneficial interest)*   ....................................    $       12.62
                                                                  =============
Net Asset Value and offering price per share of Class
  C shares ($16,300,666 [divided by] 1,291,316 shares of
  beneficial interest)*   ....................................    $       12.62
                                                                  =============
Net Asset Value, offering price and redemption price
  per share of Class S shares ($32,114,838 [divided by]
  2,540,378 shares of beneficial interest)  ..................    $       12.64
                                                                  =============

_____________________________________

* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

Investment Income
Interest  ................................................    $50,464,680
Expenses
Management fee (Note 2)  .................................      4,364,193
Transfer agent and shareholder services (Note 2) .........        686,265
Custodian fee   ..........................................        226,325
Service fee-Class A (Note 3)   ...........................      1,362,695
Distribution and service fees-Class B (Note 3)   .........        947,297
Distribution and service fees-Class C (Note 3)   .........        154,317
Reports to shareholders  .................................        120,433
Registration fees  .......................................         53,334
Audit fee ................................................         43,561
Trustees' fees (Note 2)  .................................         34,065
Legal fees   .............................................         13,590
Miscellaneous   ..........................................         33,406
                                                              -----------
                                                                8,039,481
                                                              -----------
Net investment income ....................................     42,425,199
                                                              -----------
Realized and Unrealized Gain (Loss) on
   Investments, Options, Forward Contracts
   and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .........      5,443,859
Net realized gain on written options .....................         92,892
Net realized gain on forward contracts and foreign
  currency (Note 1)   ....................................      3,226,994
                                                              -----------
 Total net realized gain .................................      8,763,745
                                                              -----------
Net unrealized appreciation of investments (Note 5)   .         2,636,837
Net unrealized depreciation of forward contracts and
  foreign currency .......................................        (79,138)
                                                              -----------
 Total net unrealized appreciation   .....................      2,557,699
                                                              -----------
Net gain on investments, options, forward contracts
  and foreign currency   .................................     11,321,444
                                                              -----------
Net increase in net assets resulting from operations   .      $53,746,643
                                                              ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
October 31, 1997

                                          Years ended October 31
                                    ----------------------------------
                                        1996              1997
                                    ---------------   ----------------
Increase (Decrease) in Net Assets
Operations:
Net investment income   .........   $ 46,482,643       $  42,425,199
Net realized gain (loss) on
  investments, options,
  forward contracts and
  foreign currency   ............     (3,552,004)          8,763,745
Net unrealized appreciation
  (depreciation) of
  investments, forward
  contracts and foreign
  currency  .....................     (6,405,085)          2,557,699
                                    ------------       -------------
Net increase resulting from
  operations   ..................     36,525,554          53,746,643
                                    ------------       -------------
Dividends from net
  investment income:
 Class A ........................    (39,055,243)        (35,201,643)
 Class B ........................     (5,188,785)         (5,410,928)
 Class C ........................       (773,463)           (880,065)
 Class S ........................       (404,930)         (1,061,597)
                                    ------------       -------------
                                     (45,422,421)        (42,554,233)
                                    ------------       -------------
Net decrease from fund share
  transactions (Note 6) .........    (50,352,743)        (42,731,617)
                                    ------------       -------------
Total decrease in net assets ....    (59,249,610)        (31,539,207)
Net Assets
Beginning of year ...............    761,021,539         701,771,929
                                    ------------       -------------
End of year (including
  undistributed net
  investment income of
  $100,856 and $2,339,029,
  respectively)   ...............   $701,771,929       $ 670,232,722
                                    ============       =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 1997

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic
Portfolios: Aggressive.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.


The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.


The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1997, the Fund had a capital loss carryforward of $39,689,487 available, to the extent provided in regulations, to offset future capital gains, if any, of which $18,353,379, $17,196,293 and $4,139,815 expires on October 31, 1998, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $40,525,802 expire on October 31, 1997. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.


F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. Written Put Options

The Fund may write put options to enhance return and to hedge against unfavorable market conditions. A written put option is a contract in which the option writer grants the option buyer the right to sell back to the writer a designated security at a specified price and time. The premium paid by the buyer is recorded in the Fund's accounts as a liability and subsequently marked to the current market value of the written option resulting in an unrealized gain or loss. Exchange traded written options are valued at the last sale price, or if no sales are reported, the last ask price. If the written option expires unexercised, the Fund will realize a gain in the amount of the premium. If the option is closed, the Fund will recognize a gain or loss based on the difference between the cost of closing the option and the premium. If the option is exercised, the Fund's cost basis of the acquired security will be the exercise price decreased by the premium. The Fund accepts the risk of a decline in value of the underlying security below the exercise price and the risk that an illiquid secondary market will limit the Fund's ability to close the option contract.


Note 2

The Trust and the Adviser, an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1997, the fees pursuant to such agreement amounted to $4,364,193.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

plans, through or under which shares of the Trust may be purchased. During the year ended October 31, 1997, the amount of such expenses was $242,080.

The fees of the Trustees not currently affiliated with the Adviser amounted to $34,065 during the year ended October 31, 1997.



Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1997, fees pursuant to such plan amounted to $1,362,695, $947,297 and $154,317 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $50,558 and $258,372, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $253,677 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $287,730 and $3,988 on redemptions of Class B and Class C shares, respectively, during the same period.


Note 4

For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $813,782,491 and $860,992,919 (including $745,334,612 and $697,592,306 of U.S. Government obligations), respectively.


Note 5

On June 20, 1997, the Fund acquired the assets and liabilities of State Street Research International Fixed Income Fund ("International Fixed Income Fund") in exchange for shares of each class of the Fund. The acquisition was accounted for as a tax-free exchange of 122,345 Class A shares, 226,623 Class B shares, 46,221 Class C shares and 1,845,952 Class S shares of the Fund for the net assets of International Fixed Income Fund which amounted to $1,514,628, $2,798,800, $571,293 and $22,834,432 for Class A, Class B, Class D and Class C shares, respectively. The net assets of International Fixed Income Fund included $801,654 of unrealized appreciation at the close of business on June 20, 1997. The net assets of the Fund immediately after the acquisition were $680,812,302.


Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1997, the Distributor owned 12,241 Class A shares and Metropolitan owned 1,768,508 Class S shares of the Fund.


Share transactions were as follows:


                                                                               Years ended October 31
                                                                          ---------------------------------
                                                                                        1996
                                                                          ---------------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------- --------------- -----------------
Shares sold  ............................................................    2,386,852     $   29,601,645
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................    1,707,616         21,188,423
Shares repurchased ......................................................   (9,183,464)      (113,908,052)
                                                                            ----------     --------------
Net decrease ............................................................   (5,088,996)    $  (63,117,984)
                                                                            ==========     ==============
Class B                                                                      Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................    2,341,362     $   29,026,329
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................      275,775          3,412,679
Shares repurchased ......................................................   (1,940,555)       (24,024,991)
                                                                            ----------     --------------
Net increase ............................................................      676,582     $    8,414,017
                                                                            ==========     ==============
Class C (Formerly Class D)                                                   Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................      520,289     $    6,453,505
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       43,660            539,841
Shares repurchased ......................................................     (435,567)        (5,400,796)
                                                                            ----------     --------------
Net increase ............................................................      128,382     $    1,592,550
                                                                            ==========     ==============
Class S (Formerly Class C)                                                   Shares            Amount
-------------------------------------------------------------------------  ----------      --------------
Shares sold  ............................................................      518,980     $    6,381,030
Issued in connection with acquisition of International Fixed Income Fund            --                 --
Issued upon reinvestment of dividends   .................................       30,667            379,365
Shares repurchased ......................................................     (324,941)        (4,001,721)
                                                                            ----------     --------------
Net increase ............................................................      224,706     $    2,758,674
                                                                            ==========     ==============

                                                                                        1997
                                                                          ---------------------------------
Class A                                                                     Shares           Amount
------------------------------------------------------------------------- --------------- -----------------
Shares sold  ............................................................    1,724,885     $   21,326,126
Issued in connection with acquisition of International Fixed Income Fund       122,345          1,514,628
Issued upon reinvestment of dividends   .................................    1,617,477         20,020,535
Shares repurchased ......................................................   (8,994,512)      (111,248,439)
                                                                            ----------     --------------
Net decrease ............................................................   (5,529,805)    $  (68,387,150)
                                                                            ==========     ==============
Class B                                                                      Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................    1,428,886     $   17,617,666
Issued in connection with acquisition of International Fixed Income Fund       226,623          2,798,800
Issued upon reinvestment of dividends   .................................      289,207          3,569,308
Shares repurchased ......................................................   (1,914,285)       (23,580,814)
                                                                            ----------     --------------
Net increase ............................................................       30,431     $      404,960
                                                                            ==========     ==============
Class C (Formerly Class D)                                                   Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................      463,886     $    5,714,578
Issued in connection with acquisition of International Fixed Income Fund        46,221            571,293
Issued upon reinvestment of dividends   .................................       51,335            634,002
Shares repurchased ......................................................     (436,411)        (5,400,255)
                                                                            ----------     --------------
Net increase ............................................................      125,031     $    1,519,618
                                                                            ==========     ==============
Class S (Formerly Class C)                                                   Shares            Amount
-------------------------------------------------------------------------- ----------      --------------
Shares sold  ............................................................      211,412     $    2,620,092
Issued in connection with acquisition of International Fixed Income Fund     1,845,952         22,834,432
Issued upon reinvestment of dividends   .................................       42,472            525,501
Shares repurchased ......................................................     (184,733)        (2,249,070)
                                                                            ----------     --------------
Net increase ............................................................    1,915,103     $   23,730,955
                                                                            ==========     ==============

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                                        Class A
                                                             --------------------------------------------------------------
                                                                                 Years ended October 31
                                                             --------------------------------------------------------------
                                                               1993        1994(1)      1995(1)      1996(1)      1997(1)
                                                             ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of year ($)                          12.38        12.92        11.68        12.58        12.43
                                                               ------       ------       ------        -----       ------
 Net investment income ($)                                       0.84         0.81         0.83         0.81         0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)            0.56       ( 1.26)        0.88        (0.17)        0.22
                                                               ------       ------       ------        -----       ------
Total from investment operations ($)                             1.40       ( 0.45)        1.71         0.64         1.02
                                                               ------       ------       ------        -----       ------
 Dividends from net investment income ($)                      ( 0.84)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
 Distributions from capital gains ($)                          ( 0.02)          --           --           --           --
                                                               ------       ------       ------        -----       ------
Total distributions ($)                                        ( 0.86)      ( 0.79)      ( 0.81)       (0.79)      ( 0.80)
                                                               ------       ------       ------        -----       ------
Net asset value, end of year ($)                                12.92        11.68        12.58        12.43        12.65
                                                               ======       ======       ======        =====       ======
Total return(3)(%)                                              11.63       ( 3.58)       15.07         5.28         8.52
Ratios/supplemental data:
Net assets at end of year ($ thousands)                       868,556      638,418      655,045      584,313      524,565
Ratio of operating expenses to average net assets (%)            1.05         1.07         1.10         1.09         1.08
Ratio of net investment income to average net assets (%)         6.59         6.54         6.83         6.50         6.44
Portfolio turnover rate (%)                                    103.49       134.41       105.57        88.79       124.95




                                                                                         Class B
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.55       12.40
                                                                -------        ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.73        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                -------        ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.60        0.55        0.92
                                                                -------        ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.55       12.40       12.61
                                                                =======        ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.15        4.51        7.66
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         26,578         52,319      87,908      95,218      97,253
Ratio of operating expenses to average net assets (%)             1.81(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.67(5)        5.86        6.01        5.75        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31,
    1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.
                                       63

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------



                                                                               Class C (Formerly Class D)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                               1993(2)        1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.91       11.66       12.56       12.41
                                                                -------        ------      ------       -----      ------
 Net investment income ($)                                        0.30           0.72        0.74        0.71        0.70
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.24         ( 1.27)       0.87       (0.16)       0.22
                                                                -------        ------      ------       -----      ------
Total from investment operations ($)                              0.54         ( 0.55)       1.61        0.55        0.92
                                                                -------        ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Total distributions ($)                                         ( 0.30)        ( 0.70)     ( 0.71)      (0.70)     ( 0.71)
                                                                -------        ------      ------       -----      ------
Net asset value, end of year ($)                                 12.91          11.66       12.56       12.41       12.62
                                                                =======        ======      ======       =====      ======
Total return(3)(%)                                                4.32(4)      ( 4.38)      14.24        4.51        7.65
Ratios/supplemental data:
Net assets at end of year ($ thousands)                         12,101         13,425      13,033      14,473      16,301
Ratio of operating expenses to average net assets (%)             1.88(5)        1.82        1.85        1.84        1.83
Ratio of net investment income to average net assets (%)          5.59(5)        5.84        6.08        5.76        5.68
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95

                                                                               Class S (Formerly Class C)
                                                             ---------------------------------------------------------------
                                                                                 Years ended October 31
                                                             ---------------------------------------------------------------
                                                              1993(2)         1994(1)     1995(1)     1996(1)     1997(1)
                                                             --------------   ---------   ---------   ---------   ----------
Net asset value, beginning of year ($)                           12.67          12.92       11.67       12.57       12.42
                                                                ------         ------      ------       -----      ------
 Net investment income ($)                                        0.19           0.84        0.90        0.84        0.80
 Net realized and unrealized gain (loss) on investments,
  options, forward contracts and foreign currency ($)             0.42         ( 1.27)       0.84       (0.17)       0.25
                                                                ------         ------      ------       -----      ------
Total from investment operations ($)                              0.61         ( 0.43)       1.74        0.67        1.05
                                                                ------         ------      ------       -----      ------
 Dividends from net investment income ($)                       ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Total distributions ($)                                         ( 0.36)        ( 0.82)     ( 0.84)      (0.82)     ( 0.83)
                                                                ------         ------      ------       -----      ------
Net asset value, end of year ($)                                 12.92          11.67       12.57       12.42       12.64
                                                                ======         ======      ======       =====      ======
Total return(3)(%)                                                4.82(4)      ( 3.42)      15.37        5.55        8.80
Ratios/supplemental data:
Net assets at end of year ($ thousands)                             36            203       5,036       7,767      32,115
Ratio of operating expenses to average net assets (%)             0.80(5)        0.82        0.85        0.84        0.82
Ratio of net investment income to average net assets (%)          6.59(5)        8.01        6.79        6.78        6.66
Portfolio turnover rate (%)                                     103.49         134.41      105.57       88.79      124.95


--------------------------------------------------------------------------------
(1) Per-share figures have been calculated using the average shares method.

(2) June 1, 1993 (commencement of share class designations) to October 31,
    1993.

(3) Does not reflect any front-end or contingent deferred sales charges.

(4) Not annualized.

(5) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts

December 12, 1997

STATE STREET RESEARCH GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Government Income Fund had a strong year. Class A shares of the Fund returned +8.52% [without sales charge] for the 12 months ended October 31, 1997. This total return performance was higher than that of the average U.S. government income fund tracked by Lipper Analytical Services, which returned +7.99% for the same period. The Merrill Lynch Government Master Index was up 8.67%.

The Fund's current portfolio consists primarily of U.S. Treasury bonds and bonds issued or backed by agencies of the U.S. government.

A generally favorable environment and a shift from mortgage bonds to longer duration U.S. Treasuries helped the Fund. The manager reduced the portfolio's mortgage exposure from 37% to 27%, and reinvested the proceeds in U.S. Treasuries. The Fund benefited as long-term bonds gained the most as interest rates came down during the year and fewer new bonds were issued, the result of a reduced budget deficit.

The Fund's foreign bond investments also added value. The manager increased the Fund's exposure to foreign bonds and hedged the positions to protect returns against a rising dollar.


October 31, 1997



All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "S" shares, offered without a sales charge, are available only through employee benefit plans and special programs. Performance for "B" and "C" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. The Merrill Lynch Government Master and Blended Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.


                      Change In Value Of $10,000 Based On
                      The Merrill Lynch Blended Index And
                   The Merrill Lynch Government Master Index
                Compared To Change In Value Of $10,000 Invested
                           In Government Income Fund

********************************[MOUNTAIN CHARTS:]*****************************

Class A Shares

Average Annual Total Return
1 Year    5 Years  10 Years
+3.64%    +6.21%   +8.16%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       9550         10000         10000
10/88      10483         11113         10973
10/89      11492         12393         12291
10/90      12128         13233         13022
10/91      14099         15259         14928
10/92      15489         16760         16472
10/93      17291         18672         18614
10/94      16671         18043         17808
10/95      19183         20797         20553
10/96      20196         21966         21590
10/97      21917         23900         23463
--------------------------------------------------------------------------------
Class B Shares

Average Annual Total Return

1 Year    5 Years   10 Years
+2.66%    +6.12%    +8.28%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18037       18672          18614
10/94       17248       18043          17808
10/95       19689       20797          20553
10/96       20577       21966          21590
10/97       22153       23900          23463

--------------------------------------------------------------------------------
Class C Shares

Average Annual Total Return

1 Year    5 Years  10 Years
+6.65%    +6.45%   +8.29%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18037       18672          18614
10/94       17247       18043          17808
10/95       19703       20797          20553
10/96       20591       21966          21590
10/97       22167       23900          23463

--------------------------------------------------------------------------------
Class D Shares

Average Annual Total Return

1 Year    5 Years  10 Years
+8.80%    +7.41%   +8.77%

          Government
          Income      ML Government    ML Blended
          Fund        Master Index     Index

10/87       10000       10000          10000
10/88       10977       11113          10973
10/89       12033       12393          12291
10/90       12700       13233          13022
10/91       14763       15259          14928
10/92       16219       16760          16472
10/93       18124       18672          18614
10/94       17503       18043          17808
10/95       20193       20797          20553
10/96       21313       21966          21590
10/97       23189       23900          23463

--------------------------------------------------------------------------------

                    METLIFE - STATE STREET FINANCIAL TRUST

                                    PART C
                               OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

     (a)   Financial Statements

           (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:


                 Financial Highlights for State Street Research Government Income Fund for the fiscal years ended October 31, 1988 through October 31, 1997.

                 Financial Highlights for State Street Research Strategic
                 Portfolios: Moderate for the period September 28, 1993 (commencement of operations) through October 31, 1996 incorporated by reference from Post-Effective Amendment No. 16.

                 Financial Highlights for State Street Research Strategic
                 Portfolios: Conservative and State Street Research Strategic
                 Portfolios: Aggressive for the period May 16, 1994 (commencement of operations) through October 31, 1996 incorporated by reference from Post-Effective Amendment No. 16.


           (2) Financial Statements included in PART B (Statement of Additional Information) of this Registration Statement:


                 For State Street Research Government Income Fund, for the fiscal year ended October 31, 1997 (except as provided below):

                       Investment Portfolio
                       Statement of Assets and Liabilities
                       Statement of Operations
                       Statement of Changes in Net Assets (fiscal years
                          ended October 31, 1997 and 1996
                       Notes to Financial Statements (including financial
                          highlights)
                       Report of Independent Accountants
                       Management's Discussion of Fund Performance

                 Financial Statements for State Street Research Strategic
                 Portfolios: Moderate, State Street Research Strategic
                 Portfolios: Conservative and State Street Research Strategic
                 Portfolios: Aggressive for the fiscal year ended October 31, 1996 (except as provided below) are incorporated by reference from Post-Effective Amendment No. 16.

                 Investment Portfolo
                 Statement of Assets and Liabilities
                 Statement of Operations
                 Statement of Changes in Net Assets (fiscal years ended
                    October 31, 1996 and 1995)
                 Notes to Financial Statements (including financial highlights) Report of Independent Accountants
                 Management's Discussion of Fund Performance
                 Report of Special Meeting of Shareholders

      (b)   Exhibits*


      (1)(a) First Amended and Restated Master Trust Agreement and Amendment No. 1 and Amendment No. 2 to First Amended and Restated Master Trust Agreement (15)

      (1)(b) Amendment No. 3 to First Amended and Restated Master Trust Agreement(16)

      (2)(a)     By-Laws of the Registrant(1)**

      (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992(8)**

      (3)        Not applicable

      (4)        Deleted

      (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)**

      (5)(c) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company(8)**

      (5)(d) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Research Balanced Fund(11)**

      (5)(e) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(13)**

      (6)(a) First Amended and Restate Distribution Agreement with State Street Research Investment Services, Inc.(16)

      (6)(b)     Form of Selected Dealer Agreement(15)

      (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement(13)**

      (6)(d)     Form of Revised Supplement No. 1 to Selected Dealer
                 Agreement(16)

      (7)        Not applicable

      (8)(a)     Custodian Contract with State Street Bank and Trust
                 Company(2)**

      (8)(b) Letter Agreement with respect to Custodian Contract relating to MetLife - State Street Research Balanced Fund(11)**

      (8)(c) Letter Agreement with respect to the Custodian Contract relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(13)**

      (8)(d) Amendment to the Custodian Contract with State Street Bank and Trust Company(5)**

      (9)        Not applicable

      (10)       Opinion and consent of Goodwin, Procter & Hoar LLP(12)**

      (11)       Consent of Price Waterhouse LLP

      (12)       Not applicable

      (13)(a)    Purchase Agreement and Investment Letter(1)**

      (13)(b)    Purchase Agreement and Investment Letter(2)**

      (13)(c) Subscription and Investment Letter -- MetLife - State Street Research Balanced Fund(11)**

      (13)(d) Subscription and Investment Letters -- Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)**

      (14)(a) State Street Research IRA: Disclosure Statement, Forms Booklet and Transfer of Assets/Direct Rollover Form(15)

      (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form(16)

      (14)(c) State Street Research SIMPLE IRA: Application, Terms and Conditions and Disclosure Statement

      (15)(a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1(10)**

      (15)(b) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to MetLife - State Street Research Balanced Fund(11)**

      (15)(c) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)**

      (16)(a) Calculation of Performance Data relating to State Street Research Government Income Fund(5)**

      (16)(b) Calculation of Distribution Rate relating to State Street Research Government Income Fund(6)**

      (16)(c) Calculation of Performance Data relating to State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive(14)**

      (17) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-2(16)

      (18)       Powers of Attorney

      (19)       Certificate of Board Resolution Respecting Powers of
                 Attorney

      (20)(a)    Application Form

      (20)(b)    MetLife Securities, Inc. Application Form

      (20)(c)    Additional Services Application Form

      (27)       Financial Data Schedules

---------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc. The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were immediately effective prior to the most recent name change accordingly refer to a prior name of a securities.

** Restated in electronic format in Post-Effective Amendment No. 17 filed on December 31, 1997.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote            Securities Act of 1933
Reference           Registration/Amendment              Date Filed


    1             Initial Registration                November 21, 1986
    2             Pre-Effective Amendment No. 1       February 13, 1987
    3             Post-Effective Amendment No. 1      August 27, 1987
    4             Post-Effective Amendment No. 2      June 3, 1988
    5             Post-Effective Amendment No. 3      February 22, 1989
    6             Post-Effective Amendment No. 4      February 28, 1990
    7             Post-Effective Amendment No. 5      February 26, 1991
    8             Post-Effective Amendment No. 7      February 26, 1993
    9             Post-Effective Amendment No. 8      April 2, 1993
   10             Post-Effective Amendment No. 9      July 8, 1993
   11             Post-Effective Amendment No. 10     February 9, 1994
   12             Post-Effective Amendment No. 11     February 18, 1994
   13             Post-Effective Amendment No. 13     November 30, 1994
   14             Post-Effective Amendment No. 14     January 31, 1995
   15             Post-Effective Amendment No. 15     December 28, 1995
   16             Post-Effective Amendment No. 16     February 27, 1997



Item 25.  Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 26.  Number of Holders of Securities


      As of November 30, 1997 the numbers of record holders of shares of the Registrant's Fund was as follows:


                       (1)                                       (2)
                                                              Number of
                 Title of Class                            Record Holders
--------------------------------------------------------------------------------

Shares of Beneficial Interest

State Street Research Government Income Fund


            Class A                                              13,316
            Class B                                               3,814
            Class C                                                 226
            Class S                                                 204

State Street Research Strategic Portfolios:  Moderate


            Class A                                                   0
            Class B                                                   0
            Class C                                                   0
            Class S                                                  10


State Street Research Strategic Portfolios:  Conservative


            Class A                                                   0
            Class B                                                   0
            Class C                                                   0
            Class S                                                   5


State Street Research Strategic Portfolios:  Aggressive


            Class A                                                   0
            Class B                                                   0
            Class C                                                   0
            Class S                                                   5


Item 27.  Indemnification

      Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

      Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

      Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

    Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                    Principal business
Name                         Connection                    Organization                             address of organization
----                         ----------                    ------------                             -----------------------

State Street Research &      Investment Adviser            Various investment advisory                      Boston, MA
 Management Company                                        clients

Arpiarian, Tanya             None
    Vice President

Bangs, Linda L.              None
    Vice President




Bennett, Peter C.            Executive Vice President      GFM International Investors Limited              London, England
     Director and            Vice President                State Street Research Capital Trust              Boston, MA
     Executive Vice          Vice President                State Street Research Exchange Trust             Boston, MA
     President               Vice President                State Street Research Financial Trust            Boston, MA
                             Vice President                State Street Research Growth Trust               Boston, MA
                             Vice President                State Street Research Master Investment Trust    Boston, MA
                             Vice President                State Street Research Equity Trust               Boston, MA
                             Director                      State Street Research Investment Services, Inc   Boston, MA
                             Director                      Boston Private Bank & Trust Co.                  Boston, MA
                             Vice President                State Street Research Income Trust               Boston, MA
                             Vice President                State Street Research Portfolios, Inc.           Boston, MA
                             Vice President                State Street Research Securities Trust           Boston, MA
                             Director                      State Street Research Investment Services, Inc.  Boston, MA
                             President and Director        Christian Camps & Conferences, Inc.              Boston, MA
                             Chairman and Trustee          Gordon College                                   Wenham, MA


Bochman, Kathleen            None
    Vice President


Borzilleri, John             Vice President                Montgomery Securities                            San Francisco, CA
    Vice President           (until 6/97)

Bray, Michael J.             Employee                      Merrill Lynch & Co.                              Boston, MA
    Vice President           (until 7/96)


Brown, Susan H.              None
    Vice President


Buffum, Andrea              Project Manager                BankBoston                                       Boston, MA
                             (until 12/96)

Burbank, John F.             None
    Senior Vice President
    (Vice President
     until 7/96)

Cabrera, Jesus A.            Vice President                First Chicago Investment Management Co.          Chicago, IL
    Vice President           (until 5/96)
                             Vice President                State Street Research Capital Trust              Boston, MA


Canavan, Joseph W.           Assistant Treasurer           State Street Research Equity Trust               Boston, MA
    Vice President           Assistant Treasurer           State Street Research Financial Trust            Boston, MA
                             Assistant Treasurer           State Street Research Income Trust               Boston, MA
                             Assistant Treasurer           State Street Research Money Market Trust         Boston, MA
                             Assistant Treasurer           State Street Research Tax-Exempt Trust           Boston, MA
                             Assistant Treasurer           State Street Research Capital Trust              Boston, MA
                             Assistant Treasurer           State Street Research Exchange Trust             Boston, MA
                             Assistant Treasurer           State Street Research Growth Trust               Boston, MA
                             Assistant Treasurer           State Street Research Master Investment Trust    Boston, MA
                             Assistant Treasurer           State Street Research Securities Trust           Boston, MA
                             Assistant Treasurer           State Street Research Portfolios, Inc.           Boston, MA

                                      C-8

                                                                                                    Principal business
Name                         Connection                    Organization                             address of organization
----                         ----------                    ------------                             -----------------------



Carstens, Linda C.           None
    Vice President

Clifford, Jr., Paul J.       Vice President                State Street Research Tax-Exempt Trust           Boston, MA
    Vice President


Coleman, Thomas J.           Account Manager               MetLife Investment Management                    New York, NY
    Vice President           (until 9/96)


D'Vari, Ronald               None
    Vice President


Depp, Maureen G.             Vice President                Wellington Management Company                    Boston, MA
    Vice President           (until 9/97)


DeVeuve, Donald              None
    Vice President

DiFazio, Susan M.W.          Senior Vice President         State Street Research Investment Services, Inc.  Boston, MA
    Vice President


Dillman, Thomas J.           None
    Senior Vice President


Drake, Susan W.              Vice President                State Street Research Tax-Exempt Trust           Boston, MA
    Vice President           (until 2/96)

Duggan, Peter J.             None
    Senior Vice President




Even, Karen K.               None
    Vice President

Federoff, Alex G.            None
    Vice President


Fee, Richard E.                                            CIGNA Retirement and Investment Services         Hartford, CT
    Vice President


Feliciano, Rosalina          None
    Vice President


Gardner, Michael D.          Partner                       Prism Group                                      Seattle, WA
    Senior Vice President


Geer, Bartlett R.            Vice President                State Street Research Equity Trust               Boston, MA
    Senior Vice President    Vice President                State Street Research Income Trust               Boston, MA
                             Vice President                State Street Research Securities Trust           Boston, MA


Giroux, June M.              None
    Vice President


Govoni, Electra              None
    Vice President

                                      C-9

                                                                                                    Principal business
Name                         Connection                    Organization                             address of organization
----                         ----------                    ------------                             -----------------------

Granger, Allison             None
    Vice President

Hamilton, Jr., William A.    Treasurer and Director         Ellis Memorial and Eldredge House                Boston, MA
    Senior Vice President    Treasurer and Director         Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                             Treasurer and Director         North Conway Institute                           Boston, MA

Hanson, Phyllis              None
    Vice President

Haverty, Jr., Lawrence J.    None
    Senior Vice President

Heineke, George R.           None
    Vice President


Jackson, Jr.,                                               Certain trusts of related and
  F. Gardner                 Trustee                        non-related individuals
    Senior Vice President    Trustee and Chairman of the
                              Board                         Vincent Memorial Hospital                        Boston, MA

Jamieson, Frederick H.       Vice President and Asst.
    Senior Vice President     Treasurer                     State Street Research Investment Services, Inc.  Boston, MA
                             Vice President and Asst.
                              Treasurer                     SSRM Holdings, Inc.                              Boston, MA
                             Vice President and Controller  MetLife Securities, Inc.                         New York, NY
                             Senior Vice President          GFM International Investors Limited              London, England

Kallis, John H.              Vice President                 State Street Research Financial Trust            Boston, MA
    Senior Vice President    Vice President                 State Street Research Income Trust               Boston, MA
                             Vice President                 State Street Research Money Market Trust         Boston, MA
                             Vice President                 State Street Research Portfolios, Inc.           Boston, MA
                             Vice President                 State Street Research Tax-Exempt Trust           Boston, MA
                             Vice President                 State Street Research Securities Trust           Boston, MA
                             Trustee                        705 Realty Trust                                 Washington, D.C.
                             Director and President         K&G Enterprises                                  Washington, D.C.



Kasper, M. Katherine         None
    Vice President

                                      C-10

                                                                                                            Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------


Kluiber, Rudolph K.          Vice President                  State Street Research Capital Trust             Boston, MA
    Vice President




Langholm, Knut               Director                        State Street Research                           Luxembourg
    Vice President

Leary, Eileen M.             None
    Vice President


Maisonneuve, Virginie        Portfolio Manager               Batterymarch Financial Management               Boston, MA
    Vice President           (until 6/97)
                             Vice President                  GFM International Investors, Limited            London, England

McNamara, III, Francis J.    Director and Executive          GFM International Investors, Limited            London, England
    Executive Vice              Vice President
    President, Secretary     Executive Vice President,       State Street Research Investment Services, Inc. Boston, MA
    and General Counsel      Clerk and General Counsel
    (Senior Vice President   Secretary and General Counsel   State Street Research Master Investment Trust   Boston, MA
    until 7/96)              Secretary and General Counsel   State Street Research Capital Trust             Boston, MA
                             Secretary and General Counsel   State Street Research Exchange Trust            Boston, MA
                             Secretary and General Counsel   State Street Research Growth Trust              Boston, MA
                             Secretary and General Counsel   State Street Research Securities Trust          Boston, MA
                             Secretary and General Counsel   State Street Research Equity Trust              Boston, MA
                             Secretary and General Counsel   State Street Research Financial Trust           Boston, MA
                             Secretary and General Counsel   State Street Research Income Trust              Boston, MA
                             Secretary and General Counsel   State Street Research Money Market Trust        Boston, MA
                             Secretary and General Counsel   State Street Research Tax-Exempt Trust          Boston, MA
                             Secretary and General Counsel   State Street Research Portfolios, Inc.          Boston, MA
                             Secretary and General Counsel   SSRM Holdings, Inc.                             Boston, MA



                                      C-11

                                                                                                      Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------


Maus, Gerard P.              Executive Vice President        GFM International Investors, Limited            London, England
    Director, Executive        and Director
    Vice President           Treasurer                       State Street Research Equity Trust              Boston, MA
    Treasurer, Chief         Treasurer                       State Street Research Financial Trust           Boston, MA
    Financial Officer and    Treasurer                       State Street Research Income Trust              Boston, MA
    Chief Administrative     Treasurer                       State Street Research Money Market Trust        Boston, MA
    Officer                  Treasurer                       State Street Research Tax-Exempt Trust          Boston, MA
                             Treasurer                       State Street Research Capital Trust             Boston, MA
                             Treasurer                       State Street Research Exchange Trust            Boston, MA
                             Treasurer                       State Street Research Growth Trust              Boston, MA
                             Treasurer                       State Street Research Master Investment Trust   Boston, MA
                             Treasurer                       State Street Research Portfolios, Inc.          Boston, MA
                             Treasurer                       State Street Research Securities Trust          Boston, MA
                             Director, Executive Vice        State Street Research Investment Services, Inc. Boston, MA
                              President, Treasurer and
                              Chief Financial Officer
                             Director                        Metric Holdings, Inc.                           San Francisco, CA
                             Director                        Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                             Treasurer and Chief             SSRM Holdings, Inc.                             Boston, MA
                             Financial Officer
                             Treasurer (until 1/97)          MetLife Securities, Inc.                        New York, NY
                             Director                        State Street Research                           Luxembourg

Milder, Judith J.            None
    Senior Vice President

Miles, Deborah C.            Vice President                  Scudder, Stevens & Clark                        Boston, MA
                             (until 9/97)
                             Employee                        L.L. Bean, Inc.                                 Freeport, ME


Miller, Joan D.              Senior Vice President           State Street Research Investment Services, Inc. Boston, MA
    Senior Vice President
    (Vice President
     until 7/96)


Moore, Jr., Thomas P.
    Senior Vice              Vice President                  State Street Research Capital Trust             Boston, MA
    President                (until 11/96)
                             Vice President                  State Street Research Exchange Trust            Boston, MA
                             (until 2/97)
                             Vice President                  State Street Research Growth Trust              Boston, MA
                             (until 2/97)
                             Vice President                  State Street Research Master Investment Trust   Boston, MA
                             (until 2/97)
                             Vice President                  State Street Research Equity Trust              Boston, MA
                             Director                        Hibernia Savings Bank                           Quincy, MA
                             Governor on the Board           Association for Investment Management           Charlottesville, VA
                               of Governors                  and Research

Morey, Andrew                None
    Vice President


Mulligan, JoAnne C.          Vice President                  State Street Research Money Market Trust        Boston, MA
    Senior Vice President
    (Vice President
     until 7/96)

Orr, Stephen C.              Member                          Technology Analysts of Boston                   Boston, MA
    Vice President           Member                          Electro-Science Analysts (of NYC)               New York, NY

                                      C-12

                                                                                                      Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------
Paddon, Steven W.            Employee                        Metropolitan Life Insurance Company             New York, NY
    Vice President           (until 10/96)


Pannell, James C.            None
    Senior Vice President
    (Vice President
     until 4/97)


Peters, Kim M.               Vice President                  State Street Research Securities Trust          Boston, MA
    Senior Vice President


Poritzky, Dean E.            Portfolio Manager               Fidelity Management                             Boston, MA
    Vice President           (until 4/97)

Pyle, David J.               Analyst                         Oak Value Capital Management                    Durham, NC
    Vice President           (until 4/97)

Ragsdale, Easton             Senior Vice President           GFM International Investors, Limited            London, England
    Senior Vice President
    (Vice President
    until 7/96)


Rawlins, Jeffrey A.          None
    Senior Vice President
    (Vice President
    until 7/96)

Rice III, Daniel Joseph      Vice President                  State Street Research Equity Trust              Boston, MA
    Senior Vice President

Richards, Scott              None
    Vice President


Romich, Douglas A.           Vice President                  GFM International Investors Limited             London, England
    Vice President           Assistant Treasurer             State Street Research Equity Trust              Boston, MA
                             Assistant Treasurer             State Street Research Financial Trust           Boston, MA
                             Assistant Treasurer             State Street Research Income Trust              Boston, MA
                             Assistant Treasurer             State Street Research Money Market Trust        Boston, MA
                             Assistant Treasurer             State Street Research Tax-Exempt Trust          Boston, MA
                             Assistant Treasurer             State Street Research Capital Trust             Boston, MA
                             Assistant Treasurer             State Street Research Exchange Trust
                             Assistant Treasurer             State Street Research Growth Trust              Boston, MA
                             Assistant Treasurer             State Street Research Master Investment Trust   Boston, MA
                             Assistant Treasurer             State Street Research Securities Trust          Boston, MA
                             Assistant Treasurer             State Street Research Portfolios, Inc.          Boston, MA


Saperstone, Paul             None
    Vice President

                                      C-13

                                                                                                      Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------
Schrage, Michael             None
    Vice President

Schultz, David C.            Director and Treasurer          Mafraq Hospital Association                     Mafraq, Jordan
    Executive Vice President Member                          Association of Investment
                                                             Management Sales Executives                     Atlanta, GA
                             Member, Investment Committee    Lexington Christian Academy                     Lexington, MA


Shaver, Jr. C. Troy          President, Chief                State Street Research Investment Services, Inc. Boston, MA
    Executive Vice           Executive Officer and
    President                  Executive Vice President
                             President and Chief             John Hancock Funds, Inc.                        Boston, MA
                             Executive Officer
                             (until 1/96)


Shean, William G.            None
    Vice President

Shively, Thomas A.           Vice President                  State Street Research Financial Trust           Boston, MA
    Director and             Vice President                  State Street Research Money Market Trust        Boston, MA
    Executive Vice           Vice President                  State Street Research Tax-Exempt Trust          Boston, MA
    President                Director                        State Street Research Investment Services, Inc  Boston, MA
                             Vice President                  State Street Research Securities Trust          Boston, MA


Shoemaker, Richard D.        Senior Vice President           GFM International Investors, Limited            London, England
    Senior Vice President

Stambaugh, Kenneth           None
    Vice President
    (Assistant Vice
     President until 9/97)


Strelow, Dan R.              None
    Senior Vice President

                                      C-14

                                                                                                      Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------
Swanson, Amy McDermott       None
    Senior Vice President

Trebino, Anne M.             Vice President                  SSRM Holdings, Inc.                             Boston, MA
    Senior Vice President


Verni, Ralph F.              Chairman, President, CEO        GFM International Investors, Limited            London, England
    Chairman, President,     and Director
    Chief Executive          Chairman, President, Chief      State Street Research Capital Trust             Boston, MA
    Officer and              Executive Officer and Trustee
    Director                 Chairman, President, Chief      State Street Research Exchange Trust            Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Growth Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Master Investment Trust   Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Securities Trust          Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Equity Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Financial Trust           Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Income Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Money Market Trust        Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief      State Street Research Portfolios, Inc.          Boston, MA
                             Executive Officer and Director
                             Chairman, President, Chief      State Street Research Tax-Exempt Trust          Boston, MA
                             Executive Officer and Trustee
                             Chairman and Director           State Street Research Investment Services, Inc. Boston, MA
                             (President and Chief Executive
                             Officer until 2/96)
                             Chairman and Director           Metric Holdings, Inc.                           San Francisco, CA
                             Director and Officer            Certain wholly-owned subsidiaries
                                                             of Metric Holdings, Inc.
                             Chairman of the Board           MetLife Securities, Inc.                        New York, NY
                             and Director (until 1/97)
                             President, Chief Executive      SSRM Holdings, Inc.                             Boston, MA
                             Officer and Director
                             Director                        CML Group, Inc.                                 Boston, MA
                             Director                        Colgate University                              Hamilton, NY
                             Director                        State Street Research                           Luxembourg


                                      C-15

                                                                                                            Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------


Wade, Dudley                 Vice President                  State Street Research Growth Trust              Boston, MA
  Freeman                    Vice President                  State Street Research Master Investment Trust   Boston, MA
    Senior Vice
    President

Wallace, Julie K.            None
    Vice President


Weiss, James M.              Vice President                  State Street Research Exchange Trust            Boston, MA
    Senior Vice President    Vice President                  State Street Research Growth Trust              Boston, MA
                             Vice President                  State Street Research Securities Trust          Boston, MA
                             Vice President                  State Street Research Capital Trust             Boston, MA
                             Vice President                  State Street Research Equity Trust              Boston, MA
                             Vice President                  State Street Research Master Investment Trust   Boston, MA


Westvold,                    Vice President                  State Street Research Securities Trust          Boston, MA
  Elizabeth McCombs
    Senior Vice President
    (Vice President
    until 7/96)


Wilkins, Kevin               Vice President                  State Street Research Investment                Boston, MA
    Vice President                                             Services, Inc.
                             Vice President                  Fidelity Investments                            Boston, MA
                             (until 7/97)
                             Various Positions               Fidelity Investments                            Boston, MA
                             (until 10/96)


Wilson, John T.              Vice President                  State Street Research Equity Trust              Boston, MA
    Vice President           Vice President                  State Street Research Master Investment Trust   Boston, MA
                             Vice President                  Phoenix Investment Counsel, Inc.                Hartford, CT
                             (until 6/96)



Wing, Darman A.              Senior Vice President and       State Street Research Investment Services, Inc. Boston, MA
    Vice President,          Asst. Clerk
    Assistant Secretary      Assistant Secretary             State Street Research Capital Trust             Boston, MA
    and Assistant            Assistant Secretary             State Street Research Exchange Trust            Boston, MA
    General Counsel          Assistant Secretary             State Street Research Growth Trust              Boston, MA
                             Assistant Secretary             State Street Research Master Investment Trust   Boston, MA
                             Assistant Secretary             State Street Research Securities Trust          Boston, MA
                             Assistant Secretary             State Street Research Equity Trust              Boston, MA
                             Assistant Secretary             State Street Research Financial Trust           Boston, MA
                             Assistant Secretary             State Street Research Income Trust              Boston, MA
                             Assistant Secretary             State Street Research Money Market Trust        Boston, MA
                             Assistant Secretary             State Street Research Tax-Exempt Trust          Boston, MA
                             Assistant Secretary             State Street Research Portfolios, Inc.          Boston, MA
                             Assistant Secretary             SSRM Holdings, Inc.                             Boston, MA

Woodbury, Robert S.          None
    Vice President

Woodworth, Jr., Kennard      Vice President                  State Street Research Exchange Trust            Boston, MA
    Senior Vice              Vice President                  State Street Research Growth Trust              Boston, MA
    President                Vice President                  State Street Research Securities Trust          Boston, MA


                                      C-16

                                                                                                      Principal business
Name                         Connection                      Organization                             address of organization
----                         ----------                      ------------                             -----------------------

Wu, Norman N.                Partner                         Atlantic-Acton Realty                           Framingham, MA
    Senior Vice President    Director                        Bond Analysts Society of Boston                 Boston, MA

Item 29.  Principal Underwriters

      (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.

      (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

     (1)                            (2)                          (3)
                                 Positions                    Positions
Name and Principal              and Offices                  and Offices
 Business Address            with Underwriter              with Registrant

Ralph F. Verni                Chairman of the               Chairman of
One Financial Center          Board and Director            the Board,
Boston, MA 02111                                            President,
                                                            Chief Executive
                                                            Officer and
                                                            Trustee

Peter C. Bennett              Director                      Vice President
One Financial Center
Boston, MA  02111

Gerard P. Maus                Executive Vice                Treasurer
One Financial Center          President, Treasurer,
Boston, MA  02111             Chief Financial
                              Officer and Director

Thomas A. Shively             Director                      None
One Financial Center
Boston, MA  02111


C. Troy Shaver, Jr.           President,                    None
One Financial Center          Chief Executive
Boston, MA 02111              Officer and
                              Executive Vice President

Francis J. McNamara, III      Executive Vice                Secretary
One Financial Center          President and
Boston, MA 02111              Clerk


Peter Borghi                  Senior Vice President         None
One Financial Center
Boston, MA 02111

Paul V. Daly                  Senior Vice President        None
One Financial Center
Boston, MA 02111

Susan M.W. DiFazio            Senior Vice President        None
One Financial Center
Boston, MA 02111




Gregory R. McMahan            Senior Vice President        None
One Financial Center
Boston, MA 02111

Joan D. Miller                Senior Vice President        None
One Financial Center
Boston, MA 02111





Darman A. Wing                Senior Vice President,       Assistant
One Financial Center          Assistant General Counsel    Secretary
Boston, MA 02111              and Assistant Clerk





Robert M. Gunville            Vice President               None
One Financial Center
Boston, MA 02111

Frederick H. Jamieson         Vice President and           None
One Financial Center          Assistant Treasurer
Boston, MA 02111



Susan V. Martin               Vice President               None
One Financial Center
Boston, MA 02111

Deborah C. Miles              Vice President               None
One Financial Center
Boston, MA 02111


Amy L. Simmons                Vice President               Assistant
One Financial Center                                       Secretary
Boston, MA 02111

Kevin Wilkins                 Vice President               None
One Financial Center
Boston, MA 02111


Item 30.  Location of Accounts and Records

Gerard P. Maus
State Street Research & Management Company
One Financial Center
Boston, MA 02111

Item 31.  Management Services

      Inapplicable.

Item 32.  Undertakings

      (a)   Inapplicable.

      (b)   Deleted.

      (c) The Registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

      (d) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                    NOTICE

      A copy of the Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this Registration Statement and Amendment, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the series of the Registrant, as provided in the Master Trust Agreement. Each series of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other series shall be responsible for the same.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of December, 1997.


                      STATE STREET RESEARCH FINANCIAL TRUST

                             By: ____________________________*________________
                                 Ralph F. Verni
                                 Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

                   * Trustee, Chairman of the Board ---------------------------------- and Chief Executive Officer
Ralph F. Verni                      (principal executive officer)

                   * Treasurer (principal financial ---------------------------------- and accounting officer)
Gerard P. Maus

                   *
----------------------------------  Trustee
Steve A. Garban

                   *
----------------------------------  Trustee
Malcolm T. Hopkins

                   *
----------------------------------  Trustee
Edward M. Lamont

                   *                Trustee
----------------------------------
Robert A. Lawrence

                   *                Trustee
----------------------------------
Dean O. Morton

                   *                Trustee
----------------------------------
Thomas L. Phillips

                   *
----------------------------------  Trustee
Toby Rosenblatt

                   *                Trustee
----------------------------------
Michael S. Scott Morton

                   *                Trustee
----------------------------------
Jeptha H. Wade


*By: /s/ Francis J. McNamara, III
     ----------------------------
         Francis J. McNamara, III,
         Attorney-in-Fact under Powers of
         Attorney filed herein.

                                              1933 Act Registration No. 33-10327
                                                      1940 Act File No. 811-4911
================================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         ____________________

                               FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

                      Pre-Effective Amendment No. ____                     [ ]


                     Post-Effective Amendment No. 17                       [X]


                                and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ ]


                           Amendment No. 18                                [X]

                         ____________________

                      STATE STREET RESEARCH FINANCIAL TRUST
    (Exact Name of Registrant as Specified in Declaration of Trust)

                         ____________________

                               EXHIBITS

                           INDEX TO EXHIBITS

(2)(a)      By-Laws of the Registrant*

(2)(b)      Amendment No. 1 to By-Laws effective September 30, 1992*

(5)(a)      Advisory Agreement with MetLife-State Street Investment Services
            Inc.*

(5)(c) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company*

(5)(d) Letter Agreement with respect to the Advisory Agreement relating to MetLife-State Street Research Balanced Fund*

(5)(e) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive*

(6)(c)      Form of Bank and Bank-Affiliated Broker-Dealer Agreement*

(8)(a)      Custodian Contract with State Street Bank and Trust Company*

(8)(b) Letter Agreement with respect to Custodian Contract relating to MetLife-State Street Research Balanced Fund*

(8)(c) Letter Agreement with respect to Custodian Contract relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive*

(8)(d)      Amendment to Custodian Contract with State Street Bank and Trust*

(10)        Consent of Goodwin, Procter & Hoar*

(11)        Consent of Price Waterhouse

(13)(a)     Purchase Agreement and Investment Letter*

(13)(b)     Purchase Agreement and Investment Letter*

(13)(c) Subscription and Investment Letter--MetLife-State Street Research Balanced Fund*

(13)(d)     Subscription and Investment Letters--State Street Research Strategic
            Portfolios: Conservative and State Street Research Strategic
            Portfolios: Aggressive*

(14)(c) State Street Research SIMPLE IRA Application, Terms and Conditions and Disclosure Statement

(15)(a)     First Amended and Restated Plan of Distribution Pursuant to
            Rule 12b-1*

(15)(b) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to MetLife-State Street Research Balanced Fund*

(15)(c) Letter Agreement with respect to the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive*

(16)(a) Calculation of Performance Data relating to State Street Research Government Income Fund*

(16)(b) Calculation of Distribution Rate relating to State Street Research Government Income Fund*

(16)(c) Calculation of Performance Data relating to State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
            Portfolios: Moderate and State Street Research Strategic Portfolios:
            Aggressive*

(18)        Powers of Attorney

(19)        Certificate of Board Resoluting Respecting Powers of Attorney

(20)(a)     Application Form

(20)(b)     MetLife Securities, Inc. Application Form

(20)(c)     Additional Services Application Form

(27)        Financial Data Schedules


*Restated in electronic format